UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2026

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Bicara Therapeutics Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42271 (Commission File Number)	83-2903745 (I.R.S. Employer Identification Number)
116 Huntington Avenue, Suite 703 Boston, MA 02116
(Address of principal executive offices and zip code)
(617) 468-4219
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BCAX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On February 19, 2026, Bicara Therapeutics Inc. issued a press release entitled “Ficerafusp Alfa 2000mg Q2W Demonstrates Deep, Durable Responses in 1L R/M HPV-Negative HNSCC and Supports Development of Less Frequent Dosing Regimen.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release, dated February 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bicara Therapeutics Inc.

Date: February 19, 2026	By:	/s/ Claire Mazumdar
	Name:	Claire Mazumdar, Ph.D.
	Title:	Chief Executive Officer